SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report:   February 6, 1996

             (Date of earliest event reported):  (January 23, 1996)


                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

     (a) General. On January 23, 1996, Tandycrafts, Inc. (the "Company") announced the implementation of a strategic restructuring program which includes the divestiture of Prestige Leather Creations ("Prestige"), the sale or closure of certain other individually insignificant businesses and the closure of 11 retail stores (collectively, the "Other Businesses"). Such announcement was filed as an exhibit to a Current Report on Form 8-K dated January 24, 1996, and is incorporated herein by reference. The sale of Prestige is deemed to involve a significant amount of assets as defined in the instructions to Form 8-K. The Company has entered into a letter of intent to sell substantially all of the assets of Prestige to certain members of the current management of Prestige; however, this transaction is subject to completion. The Company has also entered into letters of intent with various buyers to sell substantially all of the assets of certain of the Other Businesses; however, all such agreements are subject to completion.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the planned dispositions noted above is furnished under Item 7 of this Report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS
          -------------------------------------------------------------------

     (a)  Pro Forma Financial Information.
          --------------------------------

          Pro Forma Financial Information
          Pro Forma Condensed Consolidated Balance Sheet - September 30, 1995 Pro Forma Condensed Consolidated Statement of Income - Year Ended
            June 30, 1995
          Pro Forma Condensed Consolidated Statement of Income - Three Months
            Ended September 30, 1995
          Notes to Pro Forma Condensed Consolidated Financial Statements


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


Date:  February 6, 1996            By:/s/ Jerry L. Roy
                                   -------------------------
                                     Jerry L. Roy,
                                     President and Chief Executive Officer



Date:  February 6, 1996            By:/s/ Michael J. Walsh
                                   -------------------------
                                     Michael J. Walsh
                                     Chief Financial Officer


                                TANDYCRAFTS, INC.
                         PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information is based on the historical financial statements of Tandycrafts, Inc. (the "Company") adjusted to give effect to the disposition of the assets of Prestige Leather Creations ("Prestige"), the disposition of the assets of certain other individually insignificant businesses and the closure of 11 retail stores (collectively, the "Other Businesses") pursuant to a strategic restructuring plan as if such dispositions had taken place on June 30, 1994 for the pro forma condensed consolidated statements of income and on September 30, 1995, for the pro forma condensed consolidated balance sheet using the assumptions and adjustments set forth in the accompanying notes to the pro forma condensed consolidated financial statements.

     The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the dispositions been consummated at either of the foregoing dates or earlier, or which may be attained in the future, nor does it give effect to any matters other than those described in the notes thereto.

     The pro forma financial information should be read in conjunction with the historical financial statements of the Company.


                                TANDYCRAFTS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                              Historical
                              -----------
                              Tandycrafts,                  Other                                     Pro Forma
ASSETS                            Inc.      Prestige(a)  Businesses(b)  Proceeds(c)  Exit costs(d)  Consolidated
                              -----------   -----------  -------------  -----------  -------------  ------------
Current assets
 Cash and cash equivalents    $     2,068  $         -   $         -   $          -   $         -   $     2,068
 Accounts receivable, net          32,319       (1,370)       (5,230)         2,429             -        28,148
 Inventories                       66,062       (2,532)       (9,487)             -             -        54,043
 Other current assets               3,695         (129)         (930)             -             -         2,636
                              -----------  -----------   -----------    -----------   -----------   -----------
   Total current assets           104,144       (4,031)      (15,647)         2,429             -        86,895
                              -----------  -----------   -----------    -----------   -----------   -----------

Property and equipment, net        28,285         (516)       (1,926)             -             -        25,843
Other assets                          619          (33)          (41)           725             -         1,270
Goodwill, net                      47,277       (5,640)       (1,898)             -             -        39,739
                              -----------  -----------   -----------    -----------   -----------   -----------

                              $   180,325  $   (10,220)  $   (19,512)   $     3,154   $         -   $   153,747
                              ===========  ===========   ===========    ===========   ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Notes payable and current
   portion of long-term debt  $     3,400  $         -   $         -    $         -   $         -   $     3,400
 Accounts payable                  14,199         (203)       (1,469)             -             -        12,527
 Accrued liabilities
   and other                        9,996       (3,545)       (6,838)         2,972         1,756         4,341
                              -----------  -----------   -----------    -----------   -----------   -----------
    Total current liabilities      27,595       (3,748)       (8,307)         2,972         1,756        20,268
                              -----------  -----------   -----------    -----------   -----------   -----------

Long-term debt                     59,000            -             -         (5,338)            -        53,662
Deferred taxes                      2,029            -             -              -             -         2,029

Stockholders' equity
 Common stock, $1 par value;
   50,000,000 shares authorized,
   18,527,988 issued               18,528            -             -              -             -        18,528
 Additional paid-in capital        18,009            -             -              -             -        18,009
 Retained earnings                 80,093       (6,472)      (11,205)         5,520        (1,756)       66,180
 Treasury stock                   (24,929)           -             -              -             -       (24,929)
                              -----------  -----------  ------------    -----------   -----------   -----------
    Total stockholders'
      equity                       91,701       (6,472)      (11,205)         5,520        (1,756)       77,788
                              -----------  -----------  ------------    -----------   -----------   -----------

                              $   180,325  $   (10,220) $    (19,512)   $     3,154   $         -   $   153,747
                              ===========  ===========  ============    ===========   ===========   ===========


                                TANDYCRAFTS, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1995
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                            Historical
                           -----------
                           Tandycrafts,                 Other         Interest       Pro Forma
                               Inc.     Prestige (e) Businesses (f)  Expense (g)  Consolidated (h)
                         ------------   -----------  -------------   ----------   ---------------

Net sales                  $  256,523   $   (8,852)  $    (40,646)   $        -   $       207,025

Operating costs and expenses:
 Cost of goods sold           155,644       (5,871)       (24,770)            -           125,003
 Selling, general and
   administrative              83,544       (4,465)       (15,414)            -            63,665
 Depreciation and
   amortization                 5,475         (197)          (738)            -             4,540
                           ----------   ----------   ------------    ----------   ---------------
   Total operating costs
    and expenses              244,663      (10,533)       (40,922)            -           193,208
                           ----------   ----------   ------------    ----------   ---------------

Operating income               11,860        1,681            276             -            13,817
Interest expense, net           3,833                                      (263)            3,570
                           ----------   ----------   ------------    ----------   ---------------
Income before income taxes      8,027        1,681            276           263            10,247
Provision for income taxes      2,810          588             97            92             3,587
                           ----------   ----------   ------------    ----------   ---------------

   Net income              $    5,217   $    1,093   $        179    $      171   $         6,660
                           ==========   ==========   ============    ==========   ===============

Net income per share            $0.46                                                       $0.58
                                =====                                                       =====

Average common and common share
 equivalents outstanding       11,434                                                      11,434
                               ======                                                      ======


                                TANDYCRAFTS, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                            Historical
                           -----------
                           Tandycrafts,                  Other         Interest       Pro Forma
                               Inc.      Prestige (e)  Businesses (f)  Expense (g)  Consolidated (h)
                           -----------   -----------   -------------   ----------   ---------------

Net sales                  $    62,349   $    (1,873)  $      (8,691)  $        -   $       51,785

Operating costs and expenses:
 Cost of goods sold             38,813        (1,215)         (5,414)           -           32,184
 Selling, general and
   administrative               20,913          (809)         (3,565)           -           16,539
 Depreciation and
   amortization                  1,525           (53)           (186)           -            1,286
                           -----------   -----------   -------------   ----------   --------------
   Total operating costs
    and expenses                61,251        (2,077)         (9,165)           -           50,009
                           -----------   -----------   -------------   ----------   --------------

Operating income                 1,098           204             474            -            1,776
Interest expense, net            1,085             -               -          (66)           1,019
                           -----------   -----------   -------------   ----------   --------------
Income before income taxes          13           204             474           66              757
Provision for income taxes           4            71             166           23              264
                           -----------   -----------   -------------   ----------   --------------

   Net income              $         9   $       133   $         308   $       43   $          493
                           ===========   ===========   =============   ==========   ==============

Net income per share             $0.00                                                       $0.04
                                 =====                                                       =====

Average common and common
 share equivalents
 outstanding                    11,769                                                      11,769
                                ======                                                      ======


                                TANDYCRAFTS, INC.
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)


     (a) The adjustments in this column represent the elimination of the historical assets and liabilities of Prestige as of September 30, 1995, with the net after-tax loss resulting from the elimination of such balances reflected as a charge to retained earnings.

     (b) The adjustments in this column represent the elimination of the historical assets and liabilities of the Other Businesses as of September 30, 1995, with the net after-tax loss resulting from the elimination of such balances reflected as a charge to retained earnings.

     (c) The adjustments in this column represent the estimated proceeds from the sale of Prestige and the Other Businesses based on signed letters of intent with various buyers. Estimated cash proceeds at closing are reflected as a reduction of long-term debt. The net after-tax effect of the estimated cash proceeds and receivables is reflected as a credit to retained earnings. No proceeds have been assumed with respect to the disposition of assets of
businesses for which letters of intent have not yet been obtained.   The
aggregate net assets for such businesses at September 30, 1995 was approximately $4.0 million.

     (d) The adjustments in this column represent estimated transaction costs and other exit costs (e.g., lease obligations and other contractual commitments) directly related to the disposition of Prestige and the Other Businesses. The net after-tax effect of such estimated costs is reflected as a charge to retained earnings.

     (e) The adjustments in this column represent the elimination of the historical income, expenses and related income tax effect of Prestige for the respective period.

     (f) The adjustments in this column represent the elimination of the historical income, expenses and related income tax effect of the Other Businesses for the respective period.

     (g) The adjustment to interest expense reflects the use of the estimated net proceeds resulting from the disposition of the assets of Prestige and the Other Businesses as reflected in Notes (c) and (d), above, to reduce long-term debt based on an annual interest rate of 7%. For purposes of this adjustment, no consideration has been given to the realization of expected benefits from tax carrybacks, totaling approximately $8.9 million, related to the sale or disposition of Prestige and the Other Businesses as reflected in Notes (a) and
(b), above.

     (h) The pro forma income statements do not reflect certain estimated nonrecurring charges (i.e., transaction and other exit costs) related to the disposition of Prestige and the Other Businesses. Such costs are reflected in the pro forma balance sheet as indicated in Note (d), above.